                      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND
                         Supplement dated December 15, 2008 to the
                             Prospectus dated April 29, 2008

This  supplement  amends the Prospectus of Oppenheimer  Commodity  Strategy
Total  Return Fund (the  "Fund")  dated April 29, 2008 and is in addition to the supplements dated September 11, 2008 and July 1, 2008.

The section  "How the Fund is Managed - The Manager - Portfolio  Managers,"
beginning  on page  25,  is  deleted  in its  entirety  and  replaced  with  the following:

Portfolio  Managers.  The  Fund's  portfolio  is  managed by Kevin Baum and
Robert Baker together with a team of investment professionals including Benjamin
J. Gord,  Geoffrey  Caan,  Thomas Swaney and Antulio N. Bomfim who are primarily responsible for the day-to-day management of the Fund's investments.

     Mr. Baum, CFA, has been a portfolio  manager of the Fund since 1999, a Vice
President of the Fund since 2001 and a Vice President of the Manager since 2000.
He is an officer of one portfolio in the OppenheimerFunds complex.

     Mr. Baker, CFA, has been a portfolio manager of the Fund since May 2007 and a Vice President and Senior Portfolio  Manager of the Manager since May 2007. He was an Assistant Vice President and Senior Research  Analyst of the Manager from
January  2004 to May 2007 and an Analyst of the Manager  from  February  2001 to
December 2003.  Since joining the Manager in 1993, Mr. Baker also held positions with the accounting and technologies groups.

     Mr. Gord has been a portfolio  manager and Vice President of the Fund since
December  2006 and Vice  President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds  complex. Mr. Gord was an Executive Director and a senior fixed income analyst at Miller,  Anderson
&  Sherrerd,  a division of Morgan Stanley Investment  Management from April
1992 through March 2002.

     Mr. Caan has been a portfolio  manager and Vice President of the Fund since
December 2006 and Vice  President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds  complex. Mr. Caan was a Vice President of ABN AMRO N.A.,  Inc. from June 2002 through August 2003, and a Vice  President of Zurich  Scudder  Investments  from January 1999 through
June 2002.

     Mr. Swaney has been a portfolio manager of the Fund and a Vice President of the Manager since April 2006. He is also a portfolio manager of other portfolios in  the  OppenheimerFunds  complex.  Mr.  Swaney  was a  senior  analyst  of the
Manager's  High Grade  Investment  Team from June 2002 to March  2006.  Prior to joining the Manager in June 2002,  Mr. Swaney was a senior fixed income  analyst at Miller,  Anderson &  Sherrerd,  a division of Morgan  Stanley  Investment
Management from May 1998 through May 2002.

     Mr.  Bomfim has been a  portfolio  manager and Vice  President  of the Fund since  December 2006 and Vice President of the Manager since October 2003. He is also a portfolio  manager of other portfolios in the  OppenheimerFunds  complex.
Mr.  Bomfim was a Senior  Economist  at the Board of  Governors  of the  Federal
Reserve System from June 1992 to October 2003.

     The Statement of Additional  Information  provides  additional  information about each  Portfolio  Manager's  compensation,  other  accounts they manage and their ownership of Fund shares.

December 15, 2008                                                    PS0735.032